May 30, 2012

To the Board of Managers
and Members of Partners
Group Private Equity
(Institutional TEI), LLC:

In planning and performing
our audit of the financial
statements of Partners
Group Private Equity
(Institutional TEI), LLC
(the Fund) as of and for
the year ended March 31, 2012,
in accordance with the
standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Funds
internal control over
financial reporting,
including controls over
safeguarding securities, as
a basis for designing our
auditing procedures for
the purpose of expressing
our opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the
effectiveness of the Funds
internal control over
financial reporting.
Accordingly, we do not
express an opinion on
the effectiveness of
the Funds internal
control over financial
reporting.
The management of the
Fund is responsible for
establishing and maintaining
effective internal control
over financial reporting.
In fulfilling this
responsibility, estimates
and judgments by management
are required to assess the
expected benefits and
related costs of controls.
A Funds internal control
over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability
of financial reporting and
the preparation of financial
statements for external
purposes in accordance with
generally accepted
accounting principles.
A Funds internal control
over financial reporting
includes those policies
and procedures that
(1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the Fund
(2) provide reasonable
assurance that transactions
are recorded as necessary
to permit preparation of
financial statements in
accordance with generally
accepted accounting
principles, and that
receipts and expenditures
of the Fund are being made
only in accordance with
authorizations of management
and managers of the Fund
and (3)  provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
Funds assets that could
have a material effect on
the financial statements.
Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of effectiveness
to future periods are
subject to the risk that
controls may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.
A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on
a timely basis.
A material weakness is
a deficiency, or a
combination of deficiencies,
in internal control over
financial reporting, such
that there is a reasonable
possibility that a material
misstatement of the Funds
annual or interim financial
statements will not be
prevented or detected on
a timely basis.
Our consideration of the
Funds internal control over
financial reporting was
for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control over financial
reporting that might be
material weaknesses under
standards established by the
Public Company Accounting
Oversight Board (United States).
However, we noted no
deficiencies in the Funds
internal control over
financial reporting and its
operation, including
controls over safeguarding
securities, that we consider
to be material weaknesses as
defined above as of March 31, 2012.
This report is intended solely
for the information and use of
management and the Board of
Managers of Partners Group
Private Equity
(Institutional TEI), LLC and
the Securities and Exchange
Commission and is not intended
to be and should not be used
by anyone other than these
specified parties.

PricewaterhouseCoopers LLP
May 30, 2012
Dallas, Texas